NEUBERGER BERMAN INCOME FUNDS(R)

Supplement to the Prospectus dated February 25, 2005.

NEUBERGER BERMAN MUNICIPAL MONEY FUND:
      INVESTOR CLASS

THE FOLLOWING REPLACES THE FIRST TWO PARAGRAPHS IN THE SECTION ENTITLED "MANAGEMENT" ON PAGE 28 OF THE INVESTOR CLASS PROSPECTUS:

Janet A. Fiorenza is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC. Ms. Fiorenza has co-managed this fund since July 2005. Prior to joining Neuberger Berman, Ms. Fiorenza managed funds for another adviser since 1988.

William J. Furrer is a Vice President of Neuberger Berman Management Inc. and a Senior Vice President of Neuberger Berman, LLC. Mr. Furrer has co-managed this fund since July 2005. Prior to joining Neuberger Berman, Mr. Furrer managed funds for another adviser since 1990.

Kelly M. Landron is a Vice President of Neuberger Berman Management Inc. and Neuberger Berman, LLC. Ms. Landron has co-managed this fund since March 2000. Ms. Landron has been employed at Neuberger Berman since 1990 and has held positions in fixed income trading, analysis and portfolio management for Neuberger Berman.


THE DATE OF THIS SUPPLEMENT IS JULY 13, 2005.

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                                        NEUBERGER BERMAN MANAGEMENT, INC.
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